                                                                 EXHIBIT 10.1


                         THIRD AMENDMENT

                               to

                        CREDIT AGREEMENT

                          by and among

                      WILLBROS GROUP, INC.,

         THE DESIGNATED SUBSIDIARIES FROM TIME TO TIME,

                               and

                       ABN AMRO BANK N.V.,
                            as Agent,

                CREDIT LYONNAIS NEW YORK BRANCH,
                          as Co-Agent,

                               and

               THE SEVERAL FINANCIAL INSTITUTIONS
                FROM TIME TO TIME PARTIES HERETO


                  Effective as of June 30, 2000

                       THIRD AMENDMENT TO
                        CREDIT AGREEMENT
                        ----------------


     This THIRD AMENDMENT TO CREDIT AGREEMENT (this "Third
                                                     -----
Amendment"), executed as of July 27, 2000, and effective as of
---------
the 30th day of June, 2000 (the "Amendment Effective Date"), is
                                 ------------------------
by and among WILLBROS GROUP, INC., a Republic of Panama corporation ("WGI" or the "Company"); certain Designated
              ---          -------
Subsidiaries (WGI and such Designated Subsidiaries collectively, the "Borrowers" and individually, a "Borrower"); the several
     ---------                       --------
financial institutions from time to time parties to the Credit Agreement defined below (individually, together with its successors and assigns, a "Bank" and, collectively, the "Banks");
                           ----                          -----
CREDIT LYONNAIS NEW YORK BRANCH, individually as a Bank and as Co-Agent; and ABN AMRO BANK N.V., individually ("ABN AMRO") as a
                                              --------
Bank and as agent for the Banks (in such capacity, the "Agent").
                                                        -----

                            RECITALS:
                            --------

     A. The Borrowers, the Agent and the Banks are parties to that certain Credit Agreement dated as of February 20, 1997, as amended by First Amendment to Credit Agreement dated as of April 2, 1998, and by Second Amendment to Credit Agreement dated as of October 1, 1998 (such Credit Agreement, together with any amendments, modifications or supplements thereto, referred to herein as the "Credit Agreement"), pursuant to which the Lenders
               ----------------
agreed to make certain loans to and extensions of credit on behalf of the Borrowers upon the terms and conditions as provided therein.

     B.   The Borrowers have requested and the Agent, the Co-
Agent and the Banks have agreed to amend certain provisions of the Credit Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                            ARTICLE I
                           DEFINITIONS
                           -----------

     1.1  Terms Defined in the Credit Agreement.  Each term
          -------------------------------------
defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary. Unless otherwise indicated, all section references in this Third Amendment refer to the Credit Agreement.

                           ARTICLE II
                 AMENDMENTS TO CREDIT AGREEMENT
                 ------------------------------

     2.1  Amendments to Section 1.1.
          -------------------------

          (a)  The definitions of "Agreement", "Applicable
                                   ---------    ----------
     Margin", "CDLC Fee Percentage", "Commitment Fee Percentage",
     ------    -------------------    -------------------------
     "Financial SBLC Fee Percentage", "Nonfinancial SBLC Fee
      -----------------------------    ---------------------
     Percentage" and "Pricing Schedule" are hereby amended to
     ----------       ----------------
     read in their entirety as follows:

                    "Agreement" means this Credit Agreement, as
                     ---------
          amended by the First Amendment, as amended by the Second Amendment, as amended by the Third Amendment, and as further amended from time to time.

                    "Applicable Margin" means, on any day, the
                     -----------------
          per annum percentage, expressed in basis points, beside the label "Applicable Margin" in the appropriate table in the Pricing Schedule.

                    "CDLC Fee Percentage" means, on any day, the
                     -------------------
          per annum percentage, expressed in basis points, beside the label "CDLC" in the appropriate table in the Pricing Schedule.

                    "Commitment Fee Percentage" means, on any
                     -------------------------
          day, the per annum percentage, expressed in basis points, beside the label "Commitment Fee" in the appropriate table in the Pricing Schedule.

                    "Financial SBLC Fee Percentage" means, on any
                     -----------------------------
          day, the per annum percentage, expressed in basis points, beside the label "Financial SBLCs" in the appropriate table in the Pricing Schedule.

                    "Nonfinancial SBLC Fee Percentage" means, on
                     --------------------------------
          any day, the per annum percentage, expressed in basis points, beside the label "Nonfinancial SBLCs" in the appropriate table in the Pricing Schedule.

                    "Pricing Schedule" means the schedule of that
                     ----------------
          name attached as Exhibit A to the Third Amendment.
                           ---------

          (b)  The following definition of "Third Amendment" is
                                            ---------------
     hereby added where alphabetically appropriate:

                    "Third Amendment" means the Third Amendment
                     ---------------
          to Credit Agreement effective as of June 30, 2000, by and among the Borrowers, the Agent, the Co-Agent and the Banks.

     2.2  Amendment to Section 5.8.  The words "except
          ------------------------
as permitted by Section 8.3(c) hereunder" are hereby added to the end of clause (c) of the second sentence of
Section 5.8.

     2.3  Amendment to Section 5.7(g).  The words "that,
          ---------------------------
in the aggregate, may be expected to have a Material
Adverse Effect" are hereby added to the end of Section 5.7(g).

     2.4  Amendment to Section 7.1.  Section 7.1 is hereby
          ------------------------
amended to include a new Section 7.1(e), including such amendments to the end of Sections 7.1(c) and (d) to reflect appropriate grammatical changes, to read as follows:

               (e) (i) as soon as possible after the end of each calendar month, but in any event not later than 45 days after the end of each calendar month, except for December and January which shall be not later than 60 days after the end of such months, financial statements similar to those referred to in paragraphs (c) and (d) of this Section 7.1
                    ----------------------         -----------
     for such month, in addition to the requirements set forth in such paragraphs, which financial statements shall set forth the financial information required by paragraph (c) or (d),
                                           --------------------
     as applicable, for such month and include current EBITDA calculations of WGI and consolidating income statements and balance sheets for such month of each of WGI showing WGI, WII, Rogers & Phillips, Inc. and WUSA, and WUSA showing WUSA, WESCO and WEI, and (ii) upon request by the Agent, reports as to the location of property that is collateral under any Security Document including information as to owner, net book value and location, certified by an appropriate Responsible Officer of the Company.

     2.5  Amendment to Section 8.3(c).  Section 8.3(c) is
          ---------------------------
hereby amended to read in its entirety as follows:

               (c)  (i) loans to employees (A) for purposes
     related to the move of the administrative offices of WUSA to Houston, Texas or (B) for the purpose of purchasing stock pursuant to employee stock ownership plans; provided that the aggregate amount of loans pursuant to this clause (i)
                                                    ----------
     shall not exceed $3,500,000; or (ii) loans to non-employee directors to the extent that such loans are for the sole purpose of immediately purchasing from the Company capital stock of the Company; provided that with respect to this clause (ii), (A) the loans are evidenced by a promissory
     -----------
     note of such director with a maturity date not more than three years after issuance, and (B) the aggregate amount of such loans shall not exceed $1,500,000;

     2.6  Amendment to Section 8.3(g); Addition of Section 8.3(h).
          -------------------------------------------------------
Section 8.3(g) is hereby amended, and a new Section 8.3(h) is hereby added, together to read in their entirety as follows:

               (g) Permitted Acquisitions and Investments not to exceed $62,500,000 in the aggregate; provided that (i) at the time of any such proposed Permitted Acquisition and Investment there is no outstanding Indebtedness under the Credit Agreement, (ii) none of the proceeds of the Loans and no Letter of Credit shall be used for the purpose of any Permitted Acquisition and Investment, and (iii) the Company would be in compliance with the financial covenants set forth in this Agreement, after giving effect to such transaction for the period of the most recently ended four consecutive fiscal quarters preceding such transaction, assuming such transaction had occurred on the first day of such period; and

               (h) acquisitions that are Permitted Acquisitions and Investments with shares of the Company's stock as the sole consideration; provided that after giving effect pro
                         --------
     forma to any such acquisition, no Default or Event of Default would have occurred or exist; provided further, that
                                           --------
     such stock is not mandatorily redeemable by the holder thereof, is not subject to any repurchase requirements by the Company and does not have a scheduled maturity date prior to the day that is 180 days after the Commitment Termination Date.

     2.7  Amendment to Section 8.8.  The following sentence
          ------------------------
is hereby added to the end of Section 8.8:

     Notwithstanding any contrary provision in this Agreement, none of the proceeds of the Loans and no Letter of Credit shall be used for the purpose of purchasing real estate assets in excess of $1,500,000 in any calendar year.

     2.8  Amendment to Section 8.10.  Section 8.10 is hereby
          -------------------------
amended to read in its entirety as follows:

          8.10 Restricted Payments.  The Company shall not
               -------------------
     declare, accrue or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares
     of any class of its capital stock or purchase, redeem or otherwise acquire for value (or permit any of its
     Subsidiaries to do so) any shares of its capital stock or
     any warrants, rights or options to acquire such shares, now or hereafter outstanding, except as permitted under Section 8.3,
                               ------                    -----------
     and except that the Company may (a) declare and make
         ------
     dividend payments or other distributions payable solely in its capital stock (provided that such capital stock is not
                        --------
     mandatorily redeemable by the holder thereof, is not subject to any repurchase requirements by the Company and does not have a scheduled maturity prior to the day that is 180 days after the Commitment Termination Date), (b) purchase, redeem or otherwise acquire shares of its capital stock or warrants or options to acquire any such shares with the proceeds
     received from the substantially concurrent issue of new
     shares of its capital stock (provided that such newly issued
                                  --------
     stock is not mandatorily redeemable by the holder thereof, is not subject to any repurchase requirements by the Company or does not have a scheduled maturity prior to the day that is 180 days after the Commitment Termination Date), (c) repurchase stock beneficially owned by its employees
     (including Affiliates) in connection with the Company's,
     WII's or WUSA's non-qualified stock ownership plans, and (d) declare and make a distribution of preferred or common share purchase rights, and redeem or exchange outstanding preferred or common share purchase rights pursuant to that certain Rights Agreement dated as of April 1, 1999, between the Company and ChaseMellon Shareholder Services, L.L.C., as amended, provided that the consideration for any such
              --------
     redemption or exchange does not exceed in the aggregate $150,000; provided that immediately after giving effect to
               --------
     such proposed actions described in clauses (a) and (b), no
                                        -------------------
     Default or Event of Default would exist.

     2.9  Amendment to Schedules 5.7, 5.20(a) and 5.20(b).
          -----------------------------------------------
Schedule 5.7 to the Credit Agreement is hereby amended by adding "The Willbros Group, Inc. Severance Plan" thereto. Schedules 5.20(a) and 5.20(b) to the Credit Agreement are hereby amended and restated in their entirety, to read as Schedules 5.20(a) and 5.20(b), respectively, attached to this Third Amendment and made a part of the Credit Agreement.

     2.10 Election to Participate.
          -----------------------

          (a)  The following Persons (the "Additional Designated
                                           ---------------------
     Subsidiaries") are hereby added as Borrower and Guarantors
     ------------
     by their execution of this Third Amendment, which shall serve as their Election to Participate: Willbros West Africa, Inc., Willbros (Nigeria) Limited, The Oman Construction Company, LLC, Rogers & Phillips, Inc., Constructora CAMSA, C.A., Willbros Operating Services, Inc., Willbros Marine Assets, Inc. ("WMAI"), International
                                    ----
     Pipeline Equipment, Inc., Willbros Middle East, Inc., Inversiones CAMSA, C.A., "ESCA" Equipment Service Compania Anonima, Willbros International Pty Limited, Willbros Far East, Inc., Willbros Suramerica, S.A. and Willbros (Overseas) Limited. Each Additional Designated Subsidiary hereby agrees and covenants that (i) it may not make an Election to Terminate, and hereby waives its right to make such an election under the Credit Agreement, without the prior written consent of the Agent and (ii) as soon as practicable it shall appoint CT Corporation System, with offices at 1633 Broadway, New York, New York, as its agent for service of process.

          (b) Each Additional Designated Subsidiary hereby agrees to perform all the obligations of a Borrower and a Guarantor, respectively, under, and to be bound in all respects by the terms of, the Credit Agreement, including Sections 12.14 and Article X thereof. Each Additional Designated Subsidiary expressly agrees that all terms, provisions, restrictions, duties and responsibilities of the Credit Documents, limited as provided therein, shall apply to such Person.

          (c) Without limitation of the foregoing, each Additional Designated Subsidiary, as a primary obligor and not as a surety, unconditionally, jointly and severally, guarantees unto the Agent and the Banks the payment of the Obligations when due (whether at the stated maturity, by acceleration or otherwise) in accordance with the terms of the Credit Documents, subject to the limitations, terms and conditions set forth in the Credit Agreement, including
     Article X thereof. The undersigned expressly RATIFIES all guaranties, terms, covenants, representations, warranties, agreements, provisions, indemnifications, WAIVERS, RELEASES, restrictions, duties and responsibilities of Borrowers and Guarantors under the Credit Agreement and agrees that they shall apply to the undersigned, and that any reference to "Borrowers" or a "Borrower" or "Guarantors" or a "Guarantor" in the Credit Agreement or any other Credit Document shall include such Additional Designated Subsidiary.

     2.11 New Security Documents.  Within 90 days of the
          ----------------------
Amendment Effective Date (or if the Company is diligently pursuing such action, but has not completed such action within said 90 day period, within such additional period of as the Agent shall conclude is reasonably necessary to complete such actions), the Company shall, and shall cause each Borrower (after giving effect to this Third Amendment) to, deliver the following, in each case executed by a Responsible
Officer:

          (a) a certificate of the secretary or assistant secretary certifying (i) as to the incumbency of the officer or officers who is authorized to execute and deliver the Letter of Understanding, of even date herewith, this Third Amendment and the other Security Documents required hereby, together with the specimen signature of such officer or officers, (ii) that attached thereto are true and complete copies of the organizational documents of such Person, and
     (iii) that such officer or officers shall remain authorized to execute and deliver documents and receive and give notices under the Credit Documents until a written notice to the contrary is given;

          (b) certificates of good standing and existence from the jurisdiction of formation of each such Person, to the extent such are available;

          (c) a pledge agreement, in form and substance reasonably satisfactory to the Agent, pledging to the Agent, for the benefit of the Banks a Lien on all of the capital stock of each Guarantor and Borrower (other than the Company) to the extent such capital stock has not already been pledged, together with UCC financing statements describing such shares, and share certificates and stock powers, endorsed in blank (to the extent such shares are evidenced by physical certificates);

          (d) a naval mortgage and financing statement executed by WMAI in favor of the Agent for the benefit of the Banks on the Panamanian flagged vessel, the Willbros 318;

          (e) any other security documents, including financing statements, reasonably necessary or desirable to create and/or perfect the Lien intended to be granted by the Security Documents executed and delivered under Section 3.1(b) of this Third Amendment in such jurisdictions as the Agent may reasonably request, to the extent such creation and perfection is both cost-effective and practical;

          (f) legal opinions of counsel in any jurisdiction wherein a Guarantor is formed or in which substantial collateral is located, if reasonably requested by the Agent;

          (g)  confirmation that each Additional Designated
     Subsidiary has appointed CT Corporation System, with offices at 1633 Broadway, New York, New York, as its agent for service of process; and

          (h) such other documents and instruments as the Agent may reasonably request.

                           ARTICLE III
                      CONDITIONS PRECEDENT
                      --------------------

     The effectiveness of this Third Amendment is subject to the receipt by the Agent of the following documents, payment of any fees due to the Agent pursuant to any agreement between the

Company and the Agent, and the satisfaction of the other conditions provided in this Article III, each of which shall be reasonably satisfactory to the Agent in form and substance.

     3.1  Certain Documents.  The Agent shall have received
          -----------------
multiple original counterparts, as requested by the Agent, of each of the following:

          (a) this Third Amendment, executed and delivered by a duly authorized officer of the Company, the Borrowers, the Agent, the Co-Agent and the Required Banks;

          (b) a security agreement and financing statement, in a form and substance acceptable to the Agent, executed by a Responsible
     Officer of each Borrower (after giving effect to this Third
     Amendment) granting to the Agent for the benefit of the Banks a Lien on all accounts receivable, equipment, spare parts, general intangibles and certain other types of property owned by such Person;

          (c) UCC-1 financing statements and other necessary or appropriate instruments to perfect Liens under clause (b); and

          (d) customary opinions of counsel of the Company in a form and substance acceptable to the Agent.

     3.2  Representations and Warranties.  Except (a) to the
          ------------------------------
extent arising out of circumstances previously disclosed to the Agent and the Banks by the Company in writing (including in any letter agreement among the Company and the Banks), (b) as set forth in Schedule 3.2 attached hereto and (c) as affected by the transactions contemplated in this Third Amendment, each of the representations and warranties made by the Borrowers in or pursuant to the Credit Documents, including the Credit Agreement, shall be true and correct in all material respects as of the Amendment Effective Date, as if made on and as of such date.

     3.3  No Default.  Except to the extent arising out of
          ----------
circumstances previously disclosed to the Agent and the Banks by the Company in writing (including in any letter agreement among the Company and the Banks), no Default or Event of Default shall have occurred and be continuing as of the Amendment Effective Date.

     3.4  No Change.  Except to the extent arising out of
          ---------
circumstances previously disclosed to the Agent and the Banks in writing (including in any letter agreement among the Company and the Banks), no event shall have occurred since March 31, 2000 which, in the reasonable opinion of the Banks, could have a Material Adverse Effect.

     3.5  Due Diligence.  The Agent shall have completed review
          -------------
and analysis, satisfactory to the Agent and with the assistance of officers and advisors of the Company, of the property to constitute collateral under the Security Documents referred to in Section 3.1(b), including the owner, location and net book value of all such property.

     3.6  Amendment Fee.  Each of the Banks that is a party
          -------------
to this Third Amendment shall have received from or on behalf of the Company an amendment fee equal to the result of
(a) such Bank's Commitment multiplied by (b) .1875% (.001875), which amendment fee shall be fully earned when paid and shall be non-refundable.

     3.7  Other Instruments or Documents.  The Agent or
          ------------------------------
any Bank or counsel to the Agent shall receive such other instruments or documents as they may reasonably request.


                           ARTICLE IV
                 REPRESENTATIONS AND WARRANTIES
                 ------------------------------

     Each Borrower hereby represents and warrants to the Banks that:

     4.1  Credit Documents.
          ----------------

          (a) Except to the extent arising out of circumstances previously disclosed to the Agent and the Banks by the Company in writing (including in any letter agreement among the Company and the Banks), as of the date of execution and delivery of this Third Amendment and of the Letter of Understanding, all of the representations and warranties contained in each Credit Document to which such Borrower is a party are true and correct in all material respects as though made on and as of the Amendment Effective Date.

          (b) Except to the extent arising out of circumstances previously disclosed to the Agent and the Banks by the Company in writing (including in any letter agreement among the Company and the Banks), after giving effect to this Third Amendment and of the Letter of Understanding and to the transactions and contemplated hereby and thereby, no Defaults exist under the Credit Documents or will exist under the Credit Documents.

          (c) Musketeer hereby affirms that, as of the date of execution and delivery of this Third Amendment, all of the representations and warranties contained in the Parent Pledge Agreement to which it is a party are true and correct in all material respects as though made on and as of the Amendment Effective Date.

     4.2  Corporate Authorization; No Contravention.  The
          -----------------------------------------
execution, delivery and performance by each Borrower and each Designated Subsidiary and each Subsidiary of WGI executing any Credit Document or this Third Amendment and any other Credit Document (including such documents executed in connection with this Third Amendment) to which such Person is a party:

          (a) are within such Person's corporate power and authority and have been duly authorized by all necessary corporate action on the part of such Person, including any shareholder action that is required on the part of any shareholder of such Person;

          (b) do not and will not contravene the terms of that Person's certificate of incorporation, bylaws, other organizational document or any amendment of any thereof;

          (c) do not and will not conflict with, or result in any breach or contravention of, or the creation of any Lien (other than Liens under this Third Amendment and the other Credit Documents) under, any indenture, agreement, lease, instrument, Contractual Obligation, injunction, order, decree or undertaking to which such Person is a party; and

          (d)  do not and will not violate any Legal Requirement.

     4.3  Governmental Authorization.  No approval, consent,
          --------------------------
exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority of the United States or any state or other political subdivision thereof (except for recordings or filings in connection with the Liens granted to the Agent under the Security Documents or this Third Amendment) or, to the knowledge of the Borrowers, any other Person, is necessary or required in connection with the execution, delivery, performance or enforcement against any Borrower or any Designated Subsidiary or any Subsidiary of the Company executing any Credit Document or this Third Amendment or any other instrument or agreement required under this Third Amendment or any other Credit Document to be made by any Borrower or any Designated Subsidiary or any Subsidiary of the Company or for the validity or enforceability thereof.

     4.4  Binding Effect.  This Third Amendment and each other
          --------------
Credit Document to which any Borrower or any Designated Subsidiary or any Subsidiary of the Company executing any Credit Document is a party constitute the legal, valid and binding obligations of such Borrower or Designated Subsidiary or any Subsidiary of the Company to the extent it is a party thereto, enforceable against such Person in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

     4.5  Borrowings and Letter of Credit Obligations.  As of
          -------------------------------------------
the date of execution and delivery of this Third Amendment,
(a) the outstanding Borrowings are in an amount equal to $34,000,000 and (b) the outstanding Letter of Credit Obligations are in an amount equal to approximately $15,364,626 using current exchange rates.

     4.6  Material Subsidiaries.  Every Material Subsidiary
          ---------------------
will be a Borrower after giving effect to this Third Amendment.


                            ARTICLE V
                          MISCELLANEOUS
                          -------------

     5.1  Confirmation.  The provisions of the Credit Agreement
          ------------
(as amended by this Third Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Third Amendment.

     5.2  Ratification and Affirmation of Borrowers.  Each of the
          -----------------------------------------
Borrowers hereby expressly (a) acknowledges the terms of this Third Amendment, (b) ratifies and affirms its obligations under its respective Security Documents to which it is a party,
(c) acknowledges, renews and extends its continued liability under its respective Security Documents to which it is a party and (d) agrees that its respective Security Documents to which it is a party remain in full force and effect with respect to the Obligations as amended hereby.

     5.3  Successors and Assigns.  This Third Amendment shall be
          ----------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

     5.4  Counterparts.  This Third Amendment may be executed
          ------------
by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     5.5  Invalidity.  In the event that any one or more of
          ----------
the provisions contained in this Third Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Third Amendment.

     5.6  Governing Law.  This Third Amendment shall be deemed
          -------------
to be a contract made under and shall be governed by and construed in accordance with the internal laws of the State of New York.

     5.7  Entire Agreement.  This Third Amendment, the Credit Agreement,
          ----------------
as amended hereby, the Notes, and the other Credit Documents embody the entire agreement and understanding among the parties herein and supersede all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof except for any fee letters and any prior arrangements made with respect to the payment by any Borrower of (or any indemnification for) any fees, costs or expenses payable to or incurred (or to be incurred) by or on behalf of the Agent or the Banks.

                    [signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Amendment Effective Date.

                         BORROWERS:
                         ---------

                         WILLBROS GROUP, INC.

                         By: /s/ Melvin F. Spreitzer
                            -------------------------------------------------
                         Name:   Melvin F. Spreitzer
                              -----------------------------------------------
                         Title:  Executive Vice President
                               ----------------------------------------------


                         WILLBROS USA, INC.

                         By: /s/ Melvin F. Spreitzer
                            -------------------------------------------------
                         Name:   Melvin F. Spreitzer
                              -----------------------------------------------
                         Title:  Executive Vice President
                               ----------------------------------------------


                         WILLBROS INTERNATIONAL, INC.

                         By: /s/ Thomas B. Reilly
                            -------------------------------------------------
                         Name:   Thomas B. Reilly
                              -----------------------------------------------
                         Title:  Vice President
                               ----------------------------------------------


                         WILLBROS ENGINEERING & CONSTRUCTION
                         LIMITED

                         By: /s/ Thomas B. Reilly
                            -------------------------------------------------
                         Name:   Thomas B. Reilly
                              -----------------------------------------------
                         Title:  Vice President
                               ----------------------------------------------


                         WILLBROS WEST AFRICA, INC.

                         By: /s/ Thomas B. Reilly
                            -------------------------------------------------
                         Name:   Thomas B. Reilly
                              -----------------------------------------------
                         Title:  Vice President
                               ----------------------------------------------



                [Third Amendment Signature Page]

                         WILLBROS (NIGERIA) LIMITED

                         By: /s/ J. K. Tillery
                            -------------------------------------------------
                         Name:   J. K. Tillery
                              -----------------------------------------------
                         Title:  Managing Director
                               ----------------------------------------------


                         THE OMAN CONSTRUCTION COMPANY, LLC

                         By: /s/ Latif A. Razek
                            -------------------------------------------------
                         Name:   Latif A. Razek
                              -----------------------------------------------
                         Title:  General Manager
                               ----------------------------------------------


                         ROGERS & PHILLIPS, INC.

                         By: /s/ William R. Phillips
                            -------------------------------------------------
                         Name:   William R. Phillips
                              -----------------------------------------------
                         Title:  President
                               ----------------------------------------------


                         CONSTRUCTORA CAMSA, C.A.

                         By: /s/ G. Patrick Riga
                            -------------------------------------------------
                         Name:   G. Patrick Riga
                              -----------------------------------------------
                         Title:  General Manager
                               ----------------------------------------------


                         WILLBROS OPERATING SERVICES, INC.

                         By: /s/ Curtis E. Simkin
                            -------------------------------------------------
                         Name:   Curtis E. Simkin
                              -----------------------------------------------
                         Title:  President
                               ----------------------------------------------


                         WILLBROS ENERGY SERVICES COMPANY

                         By: /s/ David W. Nightingale
                            -------------------------------------------------
                         Name:   David W. Nightingale
                              -----------------------------------------------
                         Title:  Vice President
                               ----------------------------------------------




                [Third Amendment Signature Page]

                         WILLBROS MARINE ASSETS, INC.

                         By: /s/ Thomas B. Reilly
                            -------------------------------------------------
                         Name:   Thomas B. Reilly
                              -----------------------------------------------
                         Title:  Vice President
                               ----------------------------------------------


                         INTERNATIONAL PIPELINE EQUIPMENT, INC.

                         By: /s/ Thomas B. Reilly
                            -------------------------------------------------
                         Name:   Thomas B. Reilly
                              -----------------------------------------------
                         Title:  Vice President
                               ----------------------------------------------


                         WILLBROS MIDDLE EAST, INC.

                         By: /s/ Thomas B. Reilly
                            -------------------------------------------------
                         Name:   Thomas B. Reilly
                              -----------------------------------------------
                         Title:  Vice President
                               ----------------------------------------------


                         INVERSIONES CAMSA, C.A.

                         By: /s/ G. Patrick Riga
                            -------------------------------------------------
                         Name:   G. Patrick Riga
                              -----------------------------------------------
                         Title:  General Manager
                               ----------------------------------------------


                         WILLBROS ENGINEERS, INC.

                         By: /s/ James R. Beasley
                            -------------------------------------------------
                         Name:   James R. Beasley
                              -----------------------------------------------
                         Title:  President
                               ----------------------------------------------


                         "ESCA" EQUIPMENT SERVICE COMPANIA
                         ANONIMA

                         By: /s/ G. Patrick Riga
                            -------------------------------------------------
                         Name:   G. Patrick Riga
                              -----------------------------------------------
                         Title:  General Manager
                               ----------------------------------------------




                [Third Amendment Signature Page]

                         WILLBROS INTERNATIONAL PTY LIMITED

                         By: /s/ John K. Allcorn
                            -------------------------------------------------
                         Name:   John K. Allcorn
                              -----------------------------------------------
                         Title:  Managing Director
                               ----------------------------------------------


                         WILLBROS FAR EAST, INC.

                         By: /s/ Thomas B. Reilly
                            -------------------------------------------------
                         Name:   Thomas B. Reilly
                              -----------------------------------------------
                         Title:  Vice President
                               ----------------------------------------------


                         WILLBROS SURAMERICA, S.A.

                         By: /s/ Thomas B. Reilly
                            -------------------------------------------------
                         Name:   Thomas B. Reilly
                              -----------------------------------------------
                         Title:  Vice President
                               ----------------------------------------------


                         WILLBROS (OVERSEAS) LIMITED

                         By: /s/ Arthur J. West
                            -------------------------------------------------
                         Name:   Arthur J. West
                              -----------------------------------------------
                         Title:  Managing Director
                               ----------------------------------------------


                         MUSKETEER, with respect to its
                         representations and warranties set forth in Section 4.1 of this Third Amendment:

                         MUSKETEER OIL B.V.

                         By: /s/ illegible
                            -------------------------------------------------
                         Name:
                              -----------------------------------------------
                         Title:  Holland Intertrust Corporation B.V
                                 Managing Director
                               ----------------------------------------------




                [Third Amendment Signature Page]

                         AGENT AND BANK:
                         --------------

                         ABN AMRO BANK N.V.

                         By: /s/ W. Bryan Chapman
                            -------------------------------------------------
                         Name:   W. Bryan Chapman
                              -----------------------------------------------
                         Title:  Group Vice President
                               ----------------------------------------------

                         By: /s/ Stuart Murray
                            -------------------------------------------------
                         Name:   Stuart Murray
                              -----------------------------------------------
                         Title:  Vice President
                               ----------------------------------------------


                         CO-AGENT AND BANK:
                         -----------------

                         CREDIT LYONNAIS NEW YORK BRANCH

                         By: /s/ Francois Valla
                            -------------------------------------------------
                         Name:   Francois Valla
                              -----------------------------------------------
                         Title:  Senior Vice President
                              -----------------------------------------------


                         BANKS:
                         -----

                         BANK OF AMERICA, N.A. (formerly known as
                         Boatmen's National Bank of Oklahoma)

                         By: /s/ illegible
                            -------------------------------------------------
                         Name:   illegible
                              -----------------------------------------------
                         Title:  Vice President
                               ----------------------------------------------


                         THE BANK OF NOVA SCOTIA

                         By: /s/ N. Bell
                            -------------------------------------------------
                         Name:   N. Bell
                              -----------------------------------------------
                         Title:  Assistant Agent
                               ----------------------------------------------


                         ARAB BANKING CORPORATION (B.S.C.)

                         By: /s/ Grant E. McDonald
                            -------------------------------------------------
                         Name:   Grant E. McDonald
                              -----------------------------------------------
                         Title:  Vice President
                               ----------------------------------------------




                [Third Amendment Signature Page]

                         AUSTRALIA AND NEW ZEALAND BANKING GROUP
                         LTD.

                         By: /s/ John W. Wade
                            -------------------------------------------------
                         Name:   John W. Wade
                              -----------------------------------------------
                         Title:  Vice President
                               ----------------------------------------------


                         BANK AUSTRIA AKTIENGESELLSCHAFT - GRAND
                         CAYMAN BRANCH

                         By: /s/ Sheila A. Maher      Diane B. Vaccaro
                            -------------------------------------------------
                         Name:   Sheila A. Maher      Diane B. Vaccaro
                             ------------------------------------------------
                         Title:  Vice President       Vice President
                               ----------------------------------------------


                         BANK OF OKLAHOMA, N.A.

                         By: /s/ Kevin A. Humphrey
                            -------------------------------------------------
                         Name:   Kevin A. Humphrey
                              -----------------------------------------------
                         Title:  Vice-President
                               ----------------------------------------------


                         THE BANK OF TOKYO-MITSUBISHI LTD.-
                         HOUSTON AGENCY

                         By: /s/ John W. McGhee
                            -------------------------------------------------
                         Name:   John W. McGhee
                              -----------------------------------------------
                         Title:  Vice President
                               ----------------------------------------------



                [Third Amendment Signature Page]

      The following exhibit and schedules to the Third Amendment to Credit Agreement dated as of June 30, 2000, by and among Willbros Group, Inc., certain of its designated subsidiaries, ABN AMRO Bank N.V., Credit Lyonnais New York Branch and certain other banks which are parties to the Credit Agreement dated as of February 20, 1997 have been omitted, and the Registrant agrees to furnish supplementally a copy of any such omitted exhibit or schedule to the Securities and Exchange Commission upon its request:

Exhibit A           Pricing Schedule
Schedule 3.2        Exceptions to Representations
Schedule 5.20(a)    Subsidiaries
Schedule 5.20(b)    Equity Investments in Excess of $100,000